UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2020

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 605, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2020, Cinedigm Corp. (the "Company") amended its 2017 Equity Incentive Plan (the "Plan Amendment") to increase the number of shares authorized for issuance thereunder from 4,098,270 to 14,098,270.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2020, the Company filed a Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation (the “Charter Amendment”), pursuant to which the number of shares of Class A common stock authorized for issuance was increased to 200,000,000 shares.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)   At the Annual Meeting of Stockholders on October 23, 2020 (the “Annual Meeting”) of the Company, the stockholders of the Company voted on six proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.

(b)   Details of the voting are provided below:

Proposal 1:

To elect six (6) members of the Company’s Board of Directors to serve until the 2020 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	60,283,355	4,300,413	13,331,269
Peter C. Brown	60,568,970	4,014,798	13,331,269
Tom Bu	59,868,985	4,714,783	13,331,269
Patrick W. O’Brien	60,395,975	4,187,793	13,331,269
Zvi M. Rhine	60,914,822	3,668,946	13,331,269
Peixin Xu	57,751,848	6,831,920	13,331,269

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve by non-binding vote, executive compensation.	61,034,130	3,478,773	70,865	13,331,269

Proposal 3:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	60,985,140	3,560,706	37,922	13,331,269

Proposal 4:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Class A Common Stock authorized for issuance.	68,794,904	8,968,280	151,853	N/A

Proposal 5:
	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split, subject to the Board’s discretion.	68,524,611	9,284,326	106,100	N/A

Proposal 6:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2021.	72,240,752	5,564,304	109,981	N/A

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation
10.1	Amendment No. 3 to the 2017 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: October 26, 2020	By:	/s/ Gary S. Loffredo
Gary S. Loffredo Chief Operating Officer, President of Digital Cinema, General Counsel and Secretary